UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2020

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6080 Center Drive, Suite 1200, Los Angeles, California 90045

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	ENT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

First Lien Eighth Amendment

On April 7, 2020, Global Eagle Entertainment Inc. (the “Company” or “we”) entered into an Eighth Amendment to Credit Agreement (the “First Lien Eighth Amendment”) among the Company, the guarantors party thereto (the “Guarantors”), the lenders party thereto and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), which First Lien Eighth Amendment amends the terms of that certain Credit Agreement, dated as of January 6, 2017, by and among the Company, the Guarantors identified on the signature pages thereto, each lender from time to time party thereto (collectively, the “Lenders”) and Citibank, N.A., as Administrative Agent, L/C Issuer, and Swing Line Lender (as amended, supplemented or otherwise modified from time to time, including pursuant to the First Lien Eighth Amendment and the First Lien Ninth Amendment (as defined below), the “Credit Agreement”).

The First Lien Eighth Amendment modified the Credit Agreement with respect to the following terms:

•

the affirmative financial reporting covenant has been modified, effective March 31, 2020, to extend the delivery deadline, solely with respect to such financial statements to be provided for the fiscal year ended December 31, 2019 and such accompanying report and opinion from such independent registered public accounting firm, to April 9, 2020.

First Lien Ninth Amendment

On April 9, 2020, the Company entered into a Ninth Amendment to Credit Agreement (the “First Lien Ninth Amendment”) among the Company, the Guarantors, the Lenders and the Administrative Agent, which First Lien Ninth Amendment amends the terms of that certain Credit Agreement.

The First Lien Ninth Amendment modified the Credit Agreement with respect to the following terms:

•

the affirmative financial reporting covenant has been modified, to extend the delivery deadline, solely with respect to such financial statements to be provided for the fiscal year ended December 31, 2019 and such accompanying report and opinion from such independent registered public accounting firm, to April 16, 2020.

The descriptions contained herein of the First Lien Eighth Amendment and First Lien Ninth Amendment are qualified in their entirety by reference to the terms of the First Lien Eighth Amendment and terms of the First Lien Ninth Amendment, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1

Eighth Amendment to Credit Agreement, dated as of April  7, 2020, by and among Global Eagle Entertainment Inc., the guarantors party thereto, the lenders party thereto, and Citibank, N.A., as administrative agent.

10.2

Ninth Amendment to Credit Agreement, dated as of April  9, 2020, by and among Global Eagle Entertainment Inc., the guarantors party thereto, the lenders party thereto, and Citibank, N.A., as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Christian Mezger
Name:	Christian Mezger
Title:	Chief Financial Officer

Dated: April 13, 2020